SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 7, 1994




                         IOWA SOUTHERN UTILITIES COMPANY
   (filed by IES UTILITIES INC. on behalf of IOWA SOUTHERN UTILITIES COMPANY)
             (Exact name of registrant as specified in its charter)





            Iowa                          0-849                  42-0334900
(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                       File No.)         Identification No.)



300 Sheridan Avenue, Centerville, Iowa                                 52544
 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: 515-437-5200

Item 2.  Acquisition and Disposition of Assets.

     On June 4, 1993, IES Industries Inc. (IES) announced that its wholly-owned utility subsidiaries, Iowa Electric Light and Power Company (IE) and Iowa Southern Utilities Company (IS), filed applications for regulatory authority to merge. The merger became effective December 31, 1993, following receipt of all necessary board, shareholder and regulatory approvals.

     IE is and IS was a public utility operating company engaged in supplying electric energy and natural gas in the State of Iowa. IE also supplies, to a limited extent, steam for heating and industrial processing. IE is the surviving corporation and has been renamed IES Utilities Inc. The outstanding shares of common stock of IS have been cancelled and retired, and the separate existence of IS has ceased. IES Utilities Inc. serves a total of 325,000 electric and 170,000 natural gas retail customers as well as 32 resale customers in more than 550 Iowa communities. IES Utilities Inc., is the principal subsidiary of IES.

     The IES Press Release announcing the effective date of the merger is attached hereto and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     *2(a) Agreement and Plan of Merger between IE and IS dated as of June 4, 1993 ("Agreement and Plan of Merger") (Filed as Exhibit 2 to the IS Current Report on Form 8-K, dated June 4, 1993 (File
               No. 0-849)).

     *2(b) Amendment 1 dated June 16, 1993, to the Agreement and Plan of Merger (Filed as Exhibit 2(b) to the IE Registration Statement on Form S-3, dated
               September 14, 1993 (File No. 33-68796)).

     *2(c)     Amendment 2 dated September 8, 1993, to the
               Agreement and Plan of Merger (Filed as Exhibit
               2(c) to the IE Registration Statement on Form
               S-3, dated September 14, 1993 (File No.
               33-68796)).

     *2(d)     Amendment 3 dated September 27, 1993, to the
               Agreement and Plan of Merger (Filed as Exhibit
               2(d) to the IS Current Report on Form 8-K, dated
               December 9, 1993 (File No. 0-849)).


      99  IES Press Release dated December 30, 1993.


__________________________________________
*This exhibit was previously filed as an exhibit to a registration statement or report previously filed with the Commission under the file and exhibit numbers shown after each such exhibit and is hereby incorporated by reference herein.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         IOWA SOUTHERN UTILITIES COMPANY
   (filed by IES UTILITIES INC. on behalf of IOWA SOUTHERN UTILITIES COMPANY)
                                  (Registrant)




Date January 7, 1994            By /s/  Blake O. Fisher, Jr.
                                           (Signature)
                                        Blake O. Fisher, Jr.
                                          IES Utilities Inc.
                                        Executive Vice President, Chief
                                        Financial Officer and Director

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                         IOWA SOUTHERN UTILITIES COMPANY
   (filed by IES UTILITIES INC. on behalf of IOWA SOUTHERN UTILITIES COMPANY)
                                  (Registrant)




Date January 7, 1994            By /s/ Blake O. Fisher, Jr.
                                       (Signature)
                                     Blake O. Fisher, Jr.
                                     IES Utilities Inc.
                                     Executive Vice President, Chief
                                     Financial Officer and Director